PRESS RELEASE FOR IMMEDIATE RELEASE	November 11, 2010
Butler National Reaches New Global Growth Milestone: 25th International Market Served

OLATHE, KANSAS, November 11, 2010 - Butler National Corporation (OTC Bulletin Board BUKS), a leader in the rapidly growing global market for structural modification, maintenance, repair and overhaul (MRO) announced a major milestone with the addition of its 25th international market.

A special-mission modification for a Chilean-based customer continues a five-year history of international success for Butler that includes contracts for customers from Australia to the Ukraine.

Clark D. Stewart, President and CEO of Butler National Corporation, commented, "Butler has a unique skill-set that is increasingly sought-after for mission-critical government and business aircraft. This expertise may allow us to further expand our global growth in commercial and business aircraft that could more than double in the next 15 years."

According to recently published general aviation reports, the global deliveries of new aircraft are projected to total approximately 57,000 by 2029 including approximately 31,000 commercial and 26,000 business aircraft. This represents a reported more than $3 trillion in value with most of the growth coming from Asia, Latin America, and the Middle East. The total global fleet may approach approximately 70,000 for commercial and business aircraft by 2029, more than double the current global fleet of approximately 33,000. "Our plan is to aggressively add new international markets and additional customers to take advantage of this growth opportunity," said Stewart.

The company is already on a strong growth path setting new highs in both sales and profitability for Fiscal 2010. Data from company financial statements further support Butler's growth story:

  Butler is the fastest-growing publicly traded company in Kansas including 28 companies with combined revenues of $61 billion
  Butler is the 10th fastest-growing publicly traded company in the Midwest including 923 publicly traded companies with combined revenues of $2.7 trillion

"Butler is well-positioned to benefit from a high-growth global trend. We plan to continue to explore and leverage the strategic opportunities required to continue our high-growth path," concluded Stewart.

Butler National Corporation 25 International Markets Served in the Last Five Years
Number 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25

Country
Algeria

Australia

Bolivia

Brazil

Burkina Faso

Canada

Chile

Columbia

Denmark

France

Germany

Iceland

India

Indonesia

Israel

Italy

Kazakhstan

Malaysia

Mexico

Republic of China

Saudi Arabia

Spain

Sweden

Ukraine

United Kingdom

Continent
Africa

Australia

South America

South America

Africa

North America

South America

South America

Europe

Europe

Europe

Europe

Asia

Asia

Asia

Europe

Asia

Asia

North America

Asia

Asia

Europe

Europe

Europe

Europe

Our Business:

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:

Humanity Worldwide Capital Group

Lou Albert Rodriguez

lou.albert@humanityworldwide.com

www.humanityworldwide.com

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com

Butler National Corporation Investor Relations

Ph (914) 479-9060 Ph (830) 669-2466 Ph (214) 498-7775
THE WORLDWIDE WEB: Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.